UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2014

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1568099 (I.R.S. Employer Identification No.)
399 Park Avenue, New York, NY (Address of principal executive offices)	10022 (Zip code)
(212) 559-1000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 2.02 Results of Operations and Financial Condition.
Item 8.01 Other Events.

On October 30, 2014, Citigroup Inc. issued a press release announcing that it is adjusting downward its third quarter 2014 financial results, from those reported on October 14, 2014. A copy of the press release, filed as Exhibit 99.01 to this Form 8-K, is incorporated herein by reference in its entirety and shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number
99.01	Press Release, dated October 30, 2014, issued by Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: October 30, 2014
	By:	/s/ Jeffrey R. Walsh
Name: Jeffrey R. Walsh
Title: Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number
99.01	Press Release, dated October 30, 2014, issued by Citigroup Inc.

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